UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 29, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of October 1, 2004, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2004-10)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                              No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

This Form 8-K/A amends the Form 8-K of the Registrant dated October 29, 2004, and filed on November 12, 2004 (the “Original Form 8-K”) for the purpose of filing a corrected version of the execution copy of the Trust Agreement which was filed as Exhibit 4.1 to the Original Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

4.1       Trust Agreement dated as of October 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and LaSalle Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        STRUCTURED ASSET SECURITIES

                                                                              CORPORATION

                                                                        By: /s/ Ellen V. Kiernan

                                                                              Name: Ellen V. Kiernan

                                                                              Title:   Senior Vice President

Dated: October 29, 2004

EXHIBIT INDEX

Exhibit No.                                          Description

4.1                         Trust Agreement dated as of October 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and LaSalle Bank National Association, as Trustee.